UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 14, 2012, Quad/Graphics, Inc. (the “Company”) held its 2012 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•	The election of all seven directors to the Company’s Board of Directors for a one year term to expire at the Company’s 2013 annual meeting of shareholders; and

•	The approval of amendments to the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan.

As of the March 23, 2012, record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 32,725,188 shares of the Company's class A common stock were outstanding and eligible to vote with an aggregate of 32,725,188 votes; 14,198,464 shares of the Company's class B common stock were outstanding and eligible to vote with an aggregate of 141,984,640 votes; and 245,353 shares of the Company's class C common stock were outstanding and eligible to vote with an aggregate of 2,453,530 votes. Approximately 90% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected William J. Abraham, Jr., Douglas P. Buth, Christopher B. Harned, Betty Ewens Quadracci, J. Joel Quadracci, Thomas O. Ryder and John S. Shiely as directors for a one year term to expire at the Company's 2013 annual meeting of shareholders. The results of the votes were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
William J. Abraham, Jr.	156,409,940.55	97.99%	3,193,902.94	2.00%	—	N/A
Douglas P. Buth	159,003,850.78	99.62%	599,992.72	0.37%	—	N/A
Christopher B. Harned	156,550,870.98	98.08%	3,052,972.52	1.91%	—	N/A
Betty Ewens Quadracci	156,292,838.83	97.92%	3,311,004.67	2.07%	—	N/A
J. Joel Quadracci	156,531,696.25	98.07%	3,072,147.25	1.92%	—	N/A
Thomas O. Ryder	159,099,481.26	99.68%	504,362.23	0.31%	—	N/A
John S. Shiely	159,069,830.95	99.66%	534,012.54	0.33%	—	N/A

Approval of Amendments to the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan

The shareholders approved amendments to the Quad/Graphics, Inc. 2010 Omnibus Incentive Plan. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)
158,620,547.36	99.60%	374,327.14	0.24%	250,704.00	0.16%	—	—%
______________________________

(1)	Based on a total of all shares actually voted in person or by proxy at the Annual Meeting.

(2)	"N/A" means that broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 18, 2012

QUAD/GRAPHICS, INC.

		By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President, General Counsel & Secretary

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